UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

OWL Rock CAPITAL CORPORATION WE STILL NEED YOUR VOTE PLEASE RESPOND TODAY P73298-EPN

OWL ROCK
CAPITAL CORPORATION

Our records indicate that you have not yet voted your shares. Please vote today!

The ORCC annual shareholder meeting will be held on June 29, 2022. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

FOUR WAYS TO VOTE

ONLINE
WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE
WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE
WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL
VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.